Fourth Quarter and Full Year 2019 Financial Results and Business Highlights February 13, 2020

Legal disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements relating to our development plans and new formulations, the promise and potential impact of any of our monoclonal microbials or preclinical or clinical trial data, the timing of and plans to initiate clinical studies of EDP1815, EDP1867, and EDP1503, the timing and results of any clinical studies or readouts, and the sufficiency of cash to fund operations. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we have incurred significant losses, are not currently profitable and may never become profitable; our need for additional funding; our limited operating history; our unproven approach to therapeutic intervention; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in regulatory approval; our reliance on third parties and collaborators to expand our microbial library, conduct our clinical trials, manufacture our product candidates, and develop and commercialize our product candidates, if approved; our lack of experience in manufacturing, selling, marketing, and distributing our product candidates; failure to compete successfully against other drug companies; protection of our proprietary technology and the confidentiality of our trade secrets; potential lawsuits for, or claims of, infringement of third-party intellectual property or challenges to the ownership of our intellectual property; our patents being found invalid or unenforceable; risks associated with international operations; our ability to retain key personnel and to manage our growth; the potential volatility of our common stock; our management and principal stockholders have the ability to control or significantly influence our business; costs and resources of operating as a public company; unfavorable or no analyst research or reports; and securities class action litigation against us. These and other important factors discussed under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

Evelo is targeting SINTAX™, the small intestinal axis, to develop oral biologics with potentially unparalleled safety and efficacy profiles Broad potential applicability for treating millions of people at all stages of disease 3

2019 accomplishments: Validated platform, advanced potential blockbuster lead product, continued pipeline progression • Validated Platform • Oral biologics targeting SINTAX can drive therapeutic effects throughout the body without systemic exposure • Clinical and preclinical data support broad platform potential • EDP1815 - Potential blockbuster lead product • Positioned ahead of antibody-based biologics and later stage therapies to potentially serve millions of patients • Phase 1b clinical data shows attractive efficacy and safety profile in psoriasis and broad potential in treating inflammatory diseases • Regulatory agency feedback supports rapid and efficient Phase 2 trial that may result in shorter development timeline to registration • Clinical and preclinical pipeline continues to advance • Multiple clinical candidates • Multiple therapeutic areas • Multiple forms • Multiple formulations 4

2020 clinical priorities and expected milestones • Data from Phase 1b trial with new formulation 2Q 2020 EDP1815 • Initiate Phase 2 trial 2Q 2020 Psoriasis • Interim data from Phase 2 trial 4Q 2020 EDP1815 • Data from Phase 1b trial with new formulation 2Q 2020 Atopic Dermatitis EDP1867 • Initiate Phase 1b trial 2H 2020 Asthma EDP1503 • Additional clinical data from Phase 1/2 trial in 1H 2020 Oncology MSS-CRC, TNBC, anti-PD-1 relapsed Continue to explore platform breadth, advancing preclinical programs and exploring form and formulation 5

Evelo’s platform has broad potential in chronic inflammation, a central driver of society’s most burdensome diseases Neurological diseases; 7M US DALYs, 111M WW “The contribution of inflammation in the pathogenesis of Alzheimer’s Disease has been appreciated only recently” Nat Rev Neuro, 2015 Chronic respiratory diseases; 6M US DALYs, 112M WW “Asthma is a chronic inflammatory disease” J Amer Osteopathic Assc, 2011 Cardiovascular disease; 16M US DALYs, 366M WW “Chronic inflammation is a major contributor to heart disease” Johns Hopkins Medicine Autoimmune diseases; 2M US DALYs, 18M WW “Higher levels of systemic inflammation are associated with [cardiovascular decline in rheumatoid arthritis patients]” Ann Rheum Dis., 2015 Diabetes; 4M US DALYs, 68M WW Injuries; 10M US DALYs, 252M WW “Inflammation is increasingly considered to be an “While inflammation is vital in clearing established mediator [of diabetes]” J Clin Invest., 2017 infection and debris, it can lead to tissue damage if prolonged, [causing chronic wounds]” Int J Mol Sci, 2016 SOURCE: Scientific literature, Global Disease Burden 2017

‘Mild to moderate’ psoriasis is a serious condition • While characterized as mild to moderate in terms of body surface area, individual lesions can be severe • Significant number of individuals with mild to moderate disease are not treated at all due to physician concern about long-term safety or tolerability, as well as efficacy, of currently available therapies1 • Along with the cosmetic, emotional, and functional disease burden of psoriasis are comorbidities such as psoriatic arthritis, increased risk of depression, inflammatory bowel disease, and ischaemic heart disease Evelo’s initial focus is on mild to moderate populations with potential to address over 3.5 million2 of these patients in US and EU5 and then expand globally 1 Armstrong AW, Robertson AD, Wu J, Schupp C, Lebwohl MG. Undertreatment, Treatment Trends, and Treatment Dissatisfaction Among Patients With Psoriasis and Psoriatic Arthritis in the United States: Findings From the National Psoriasis Foundation Surveys, 2003- 2011. JAMA Dermatol. 2013;149(10):1180–1185. doi:10.1001/jamadermatol.2013.5264 22018 company-sponsored market research; EU consisting of France, Germany, Italy, Spain and the UK

EDP1815, has achieved POC in mild to moderate psoriasis in two separate cohorts Clinically meaningful reduction in PASI at high dose • EDP1815 was well tolerated with no overall difference in safety or tolerability reported from 10% placebo over 28 days of daily oral administration E R O C and at day 42 S I S 0% A P n i • EDP1815 showed positive clinical responses: e g n a h c – Reduction in mean PASI scores vs. placebo E S −10% − / + e g a – Reduction in Lesion Severity Score in-line with t n e c r e PASI p n −20% a e • Durable response observed in high dose at day 42 M Group Placebo low dose + high dose (n=10) - two weeks after cessation of dosing EDP1815 high dose (n=12) −30% 1 8 15 22 28 42 Day Cessation of dosing

EDP1815 Phase 2 in mild to moderate psoriasis: dose ranging study with new improved formulation Trial Summary Summary of Endpoints • Randomized placebo-controlled dose ranging • Primary endpoint: Mean reduction in PASI score study ~180 individuals at 16 weeks • Evaluate three doses of new formulation of • Secondary endpoints: Safety and tolerability, EDP1815 vs placebo other clinical measures of disease • New formulation uses same API, but has improved release profile to target SINTAX • Will include individuals with higher baseline PASI scores than Phase 1b Planned initiation in 2Q 2020 with interim data by late 2020 9

Broad clinical and preclinical pipeline across therapeutic areas Product Preclinical Candidate Indication Development Phase 1 Phase 2 Phase 3 EDP1815 Psoriasis Phase 1b Phase 2 initiation expected 2Q 2020 EDP1815 Atopic Dermatitis Phase 1b Inflammation EDP1815 Inflammation1 EDP1867 Asthma EDP2939 Inflammation EDP1503 MSS Colorectal Cancer2 Phase 1/2 . Oncology EDP1503 Triple-negative Breast2 Phase 1/2 EDP1503 Anti-PD-1 Relapsed2 Phase 1/2 Neuro-inflammation EDP1632 Metabolism Research 1 We intend to evaluate EDP1815 in additional indications pending the interim data from the planned EDP1815 Phase 2 clinical trial. Potential indications include psoriatic arthritis, axial spondyloarthritis, and rheumatoid arthritis. 2 The Phase 1/2 study of EDP1503 in combination with KEYTRUDA is being conducted in a clinical collaboration with Merck. 10

Monoclonal microbials release faster from new formulation than entericFasted A 9/21 capsules Gastric enablingFasted A 9/21 SIsuperior targeting of SINTAX Fasted B 9/21 Gastric Fasted B 9/21 SI Fasted C 9/21 Gastric Fasted C 9/21 SI Fasted E 9/25 Gastric Fasted D 9/25 SI Fasted Coated Tablet A Enteric capsule formulation Fasted CoatedNew, Tablet improved B formulation Fasted D 9/25 Gastric Fasted E 9/25 SI Fasted Coated Tablet C Fasted F 9/25 Gastric Fasted F 9/25 SI ~90 minutes Fasted Coated Tablet ~5Average minutes Fasted Fasted Averageto Gastric 50% releaseFasted Fasted Average SI to 50% release 12 12 1012 1012 10 10 B B r a r 11 11 e a c e 10 10 Expected dose f f c t 11 f f 10 e t 50% dose u e u 11 10 r Expected dose i B r a B 50% dose i 10 10 a c 10 10 i c i n i r dose i r 10% n t 10 t 10 F 10% dose s s F a a a e 10 s 109 109 G d 10 t G e n S d n i i 9 10 I S a a B i 8 8 i I r 10 10 r u B e e t f t u 9 f c 10 e c f 8 a r f a 10 7 7 e B 10 10 B r 6 6 108 107 10 10 -40 -30 -20 -10 0 50 100 150 200 -40 -25 -10 0 50 100 150 200 Incubation Time (minutes) Incubation Time (minutes) Small intestinal in vitro conditions 11

Financial Results and Concluding Remarks 12

Q&A